Exhibit 99.1

Investor Update November 12, 2008 Jersey Gardens Elizabeth, New Jersey

Safe Harbor: Some of the information contained in this presentation includes forward-looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Strategic Overview

Michael Glimcher
Chairman and CEO

Investor Update

November 12, 2008

GLIMCHER

Strategic Overview Michael Glimcher Chairman and CEO

Corporate Strategy Simple Strategy - Focus on Quality Quality of People (attract, retain and develop) Quality of Real Estate (high sales productivity, growth)

Quality People and Culture of Teamwork o Goal is to be the Employer of Choice in the local market and the Industry o Create a culture of teamwork, collaboration, empowerment and openness that inspires our associates to: - Outperform - Maximize returns for investors - Enhance the long-term value of every asset

Strategy Focused on Anchored Retail o Upgrade quality of the Company's real estate portfolio - Improve the ability to generate growth consistently in line with peer group Exit Non-core Assets o Completed exit from community centers in 2006 o Sale of non-core mall assets in 2007 o Redevelopment of existing properties (invest in our core) o Selective ground-up development of premium retail (build quality) o Selective acquisition of higher quality/ growth assets (at the proper time)

Mall Store Occupancy and Sales

Mall Store Occupancy
94.0%
93.0%
92.0%
91.0%
90.0%
89.0%
88.0%
87.0%
86.0%
In-line store occupancy
2004
2007
Year ended December 31
Occupancy

Mall Store Sales PSF
$355
$350
$345
$340
$335
$330
$325
$320
$315
$310
$305
Sales per square foot
2004
2007
Year ended December 31
2004
2007

Investor Update
November 12, 2008
GLIMCHER

Mall Store Occupancy and Sales

Next Step in Asset Management Strategy o Potentially monetizing portions of our "trade area dominant" portfolio through institutional joint ventures: - Limits dilution through JV structure and better pricing on higher quality assets - Provides capital resources beyond 2009 - Avoids dependency on Wall Street for growth - Execution difficult in current market (must be patient in terms of timing)

2008 Accomplishments o Refinanced $146 million debt maturities in 2008 o Projecting 94% core mall occupancy at December 31, 2008 o Positive releasing spreads of 16% through September 30, 2008 o Solid execution on redevelopment/development pipeline - Opening of two new JCPenney's stores - Herberger's and LA Fitness at Northtown Mall - Polaris Lifestyle Expansion - 90% of space addressed - Scottsdale Quarter - Phase I on schedule o Effectively managed operating expenses o Delivered consistent results in all three quarters in 2008

2009 Goals

- Maintain strong performance in property fundamentals
- Address 2009 maturities
- Deliver Phase I of Scottsdale Quarter on-time and on-budget
- Focus on effective cost management

Investor Update
November 12, 2008
GLIMCHER

2009 Goals o Maintain strong performance in property fundamentals o Address 2009 maturities o Deliver Phase I of Scottsdale Quarter on-time and on-budget o Focus on effective cost management

Long Term Goal To be a consistently reliable, more efficient and more profitable organization with a continually improving real estate portfolio of high-quality and attractive assets.

Mall Portfolio Overview Market Dominant Jersey Gardens Lloyd Center Mall at Fairfield Commons The Mall at Johnson City Polaris Fashion Place
Weberstown Mall WestShore Plaza Trade Area Dominant Ashland Town Center Colonial Park Mall Dayton Mall Eastland Mall, OH Grand Central Mall Indian
Mound Mall Merritt Square Morgantown Mall New Towne Mall Northtown Mall Puente Hills Mall (JV) River Valley Mall SuperMall of the Great Tulsa
Promenade (JV) Held-for-Sale Eastland Mall, NC Great Mall of the Great Plains

Core Mall Portfolio

- 20 properties located in 13 states
- 18.0 million square feet of GLA
- Strong tenant diversification
- Two categories of properties

Core Portfolio *	# of Properties	% of NOI	Mall Store Sales PSF Sept 2008
Market Dominant	7	57%	$ 443
Trade Area Dominant	13	43%	$ 291
	20	100%	$ 363

Market Dominant
Trade Dominant
57%
43%

(as of September 30, 2008)

Investor Update
November 12, 2008
GLIMCHER

Core Mall Portfolio o 20 properties located in 13 states o 18.0 million square feet of GLA o Strong tenant diversification o Two categories of properties o Excludes recent acquisitions (Merritt Square) and held-for-sale malls (Eastland, NC and Great Mall) Mall Store # of % of Sales PSF Core
Portfolio * Properties NOI Sept 2008 Market Dominant 7 57% $ 443 Trade Area Dominant 13 43% $ 291 20 100% $ 363

Minimum Portfolio Risk Nearly 75% of Glimcher's annual minimum rents are derived from tenants representing less than a 1% minimum rent exposure.
Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent (as of September 30, 2008) % of Total Annualized Annualized Number of GLA of
Minimum Minimum Tenant Name Stores Stores Rent Rent Gap, Inc. 28 412,916 $ 6,644,592 3.1% Limited Brands, Inc. 42 187,473 4,768,160 2.3% Foot Locker,
Inc. 48 193,674 4,664,410 2.2% Sterling, Inc. 38 69,222 4,558,593 2.2% AMC Theater 2 148,344 4,189,000 2.0% Burlington Coat Factory 7 554,839
3,813,612 1.8% Bon Ton 11 1,126,171 3,510,504 1.7% JCPenney Company, Inc. 18 1,883,490 3,392,640 1.6% Sears Holding Corporation 22 2,692,023 2,908,480
1.4% Zales Corporation 35 31,679 2,763,980 1.3% Genesco, Inc. 47 69,474 2,708,262 1.3% Luxottica Group 35 82,826 2,668,235 1.3% American Eagle
Outfitters 19 108,972 2,649,959 1.3% Saks Incorporated 4 229,843 2,430,954 1.1% Finish Line, Inc. 23 125,746 2,424,772 1.1% Total tenants representing
> 1.0% 379 7,916,692 25.7%

Strategic Overview - Closing Remarks Empowered team to deliver results Focus on liquidity Core mall portfolio of quality assets

Capital & Liquidity

Investor Update

November 12, 2008

GLIMCHER

Capital & Liquidity

Balanced Capital Strategy o Maintain leverage in the mid 50% range o Utilize secured borrowings with staggered maturities over a long-term time horizon. o Variable rate debt generally limited to short-term maturities (no more than 10% to 20% of total borrowings).

Manageable Debt Maturities

Debt Maturities

(including pro-rata share of JV debt)

(as of September 30, 2008)

$400
$300
$200
$100
$0
Millions
2008
2009
2010
2011
2012
2013
2014
2015
2016
Later
Mortgage Debt
Line of Credit

Investor Update

November 12, 2008

GLIMCHER

Manageable Debt Maturities o Mortgage debt maturities through 2009 of approximately $100 million o Fixed rate mortgage debt with weighted average maturity of 4.5 years o Line of Credit matures 12/09 and has a one-year extension option available Debt Maturities (including pro-rata share of JV debt) (as of September 30, 2008)

Debt Maturities/Financings (Including JV's) Property/Loan Maturity Balance Rate Refinancing Plans - Status 2009 Debt Maturities/Financings Great Mall
Jan-09 $ 30,000 4.3% 000 Property currently under sales contract Grand Central Mall Feb-09 $ 47,000 7.2% 000 Pay-down with capacity created by $40mm
Northtown term loan Tulsa (JV pro-rata share) Mar-09 $ 18,200 6.5% ,200 Engaged broker to market opportunity Surprise (JV pro-rata share) Oct-09 $
1,700 4.2% 1,700 Plan7to sell the multi-tenant building (1-yr extension available) $ 96,900 900 2010 Debt Maturities/Financings Mall at Johnson City
Jun-10 $ 38,000 8.4% 000 Solid0asset generating sales close to $450 psf Polaris Towne Center Jun-10 $ 40,000 8.2% 000 Power0center generating over
$200 million in annual sales Puente Hills (JV pro-rate share) Jun-10 $ 23,400 5.6% 400 Two 1-yr extension options are available $ 101,400 400

Line of Credit Facility o Initial maturity in December 2009 o One-year extension available at the Company's option - No violation of covenants - 15 bps extension fee o Key covenants include: - Debt as a % of Total Asset Value - Fixed Charge Coverage Ratio - Recourse Obligations as a % of Total
Asset Value

Available Capital for Continued Investment o Projected balance on LOC of $315 to $335 million as of 12/31/08 o Key assumptions include: - $25 million of development/redevelopment investment - $20 to $30 million of proceeds from financing of Morgantown Commons/Polaris Lifestyle - Sale of Great Mall
by year-end

Capital & Liquidity – Closing Remarks

Manageable maturities

Balanced capital strategy

Investor Update

November 12, 2008

GLIMCHER

Capital & Liquidity - Closing Remarks Manageable maturities Balanced capital strategy

Leasing Update Thomas J. Drought, Jr. Senior Vice President, Director of Leasing

Focused Strategy

The Power of One	*The Power of Team*
Experience	Property Strategy
Professional Development	Property Based Leasing
Talent Management	Portfolio Reviews
Empowerment	Local Leasing Program
Integration/Communication	Production Support

Investor Update
November 12, 2008
GLIMCHER

Focused Strategy The Power of One The Power of Team o Experience o Professional Development o Talent Management o Empowerment o
Integration/Communication o Property Strategy o Property Based Leasing o Portfolio Reviews o Local Leasing Program o Production Support Combining the
power of an individual and the strength of a team, we leverage our size to drive results.

Proven Results

2008 Releasing Spreads
20%
19%
18%
17%
16%
15%
14%
13%
12%
11%
10%
Percentage
Q1
Q2
Q3
Quarter

Double Digit Releasing Spreads

Growth in Lease Signings

New/Renewal
2007 v 2008
2008
295,081
473,150
688,136
2007
267,932
519,319
597,415
Year
Square Footage - Signings YTD
Q1
Q2
Q3

Investor Update

November 12, 2008

GLIMCHER

Proven Results Double Digit Releasing Spreads Growth in Lease Signings

Positioned for Growth

	2008	2007	
September 30			
Rent PSF – New Leases	**$31.88**	**$30.21**	**6% growth**
Releasing Spread	**16%**	**13%**	**23% growth**
Sq Ft Signings	**688,136**	**597,415**	**15% growth**
December 31			
Occupancy	**94%**	**94%**	

Investor Update
November 12, 2008
GLIMCHER

Positioned for Growth 2008 2007 September 30 Rent PSF - New Leases $31.88 $30.21 6% growth Releasing Spread 16% 13% 23% growth Sq Ft Signings December
31 688,136 597,415 15% growth Occupancy 94% 94%

Looking Ahead to 2009

- Maintain occupancy
- Positive re-leasing spreads
- Early renewals
- Scottsdale Quarter Phase I

And beyond . . .

- Continuous improvement – *strategy, production & process*
- 10 Year anniversary – *Jersey Gardens & Polaris Fashion Place*
- Scottsdale Quarter Phase I & Phase II

Investor Update
November 12, 2008
GLIMCHER

Looking Ahead to 2009 o Maintain occupancy o Positive re-leasing spreads o Early renewals o Scottsdale Quarter Phase I And beyond . . . o Continuous improvement - strategy, production & process o 10 Year anniversary - Jersey Gardens & Polaris Fashion Place o Scottsdale Quarter Phase I & Phase II

Leasing Update – Closing Remarks

Focused strategy

Proven results

Continued growth

Investor Update

November 12, 2008

GLIMCHER

Leasing Update - Closing Remarks Focused strategy Proven results Continued growth

Operations Overview

Armand Mastropietro

Senior Vice President, Property Management

Investor Update

November 12, 2008

GLIMCHER

Operations Overview Armand Mastropietro Senior Vice President, Property Management

Mall Management Team

General Manager
Operations Director
Specialty Leasing Representative
Marketing Director
Housekeeping
Maintenance
Security
Short Term
Long Term
Local
Sponsorship
Guest Services

Investor Day
November 12, 2008
GLIMCHER

Mall Management Team General Manager Operations Director Specialty Leasing Representative Marketing Director

Corporate Operations Structure

Investor Day
November 12, 2008
GLIMCHER

Corporate Operations Structure Regional Vice Presidents Corporate Director of Operations Corporate Director of Security Corporate Director of
Marketing Manager of Sponsorship

Property Operating Expenses Containment

54,000,000
52,000,000
50,000,000
48,000,000
46,000,000
44,000,000
42,000,000
40,000,000
Property Operating Expenses ($s) (CAM
2003
2004
2005
2006
2007
2008
Year
CAM
CPI

Investor Update

November 12, 2008

GLIMCHER

Property Operating Expenses Containment

PEOPLE
Culture
Diamond Challenge
Team Approach
Summit Club
Promote from Within Philosophy
Leadership Conference
Mentoring
Conference Calls
Glimcher Connection
Mall Swap

Investor Update
November 12, 2008
GLIMCHER

PEOPLE

Reduction of Energy Utilization

40,000,000
35,000,000
30,000,000
25,000,000
KWH Consumption
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Quarter
KWH

Investor Update
November 12, 2008
GLIMCHER

Reduction of Energy Utilization

GREEN INITIATIVES
Lighting Retrofits
Edison Club
Recycling (4,175 tons/cardboard)
Solar Shades for Skylights
Green Cleaning Products
Upgrade Energy Management Systems
Hand Dryers vs. Paper Towels
Exploring Solar Energy
Alternative Vehicles
Energy Consumption Review
Goal of LEED Certified Properties

Investor Update
November 12, 2008
GLIMCHER

GREEN INITIATIVES

LLOYD CENTER

Investor Update

November 12, 2008

GLIMCHER

xxxxx

Operations - Closing Remarks Organization structure to maximize customer satisfaction Focus on cost savings Commitment to green initiatives

Strategic Investments George Schmidt, Esq. Executive Vice President & Chief Investment Officer Antonio (Tony) Marshall Vice President, Development &
Construction

Strategic Investments

- New developments
- Redevelopments
- Construction
- Acquisitions
- Divestitures

Investor Update
November 12, 2008
GLIMCHER

Strategic Investments Responsibilities include oversight of all strategic corporate investment activities including: o New developments o
Redevelopments o Construction o Acquisitions o Divestitures

Functional Organization Chart
Development, Construction, and Strategic Investments

George Schmidt
EVP & CIO

- **Investments**
  - Strategic Investments
  - Divestitures
  - Acquisitions
- **Development**
  - Entitlements
  - Anchor / Department Store Deals
- **Development & Construction**
  - Development Teams
    - Director
    - Development Project Manager
    - Construction Project Manager
  - Site & Building Planning
  - Tenant Coordination

Investor Update
November 12, 2008
GLIMCHER

Functional Organization Chart Development, Construction, and Strategic Investments

Redevelopment Activity

Investor Update
November 12, 2008
GLIMCHER

Redevelopment Activity

Redevelopment Ashland Town Center - Ashland, Kentucky Quick Facts: To create a comfortable, timeless gathering place that immerses guests in a positive, memorable shopping experience. New entrance to Belk and available tenant space. Newly renovated facilities and new family restroom. Newly renovated seating area, flooring, and stores. All concourses newly renovated with seating areas, lighting and flooring. Announced and currently-open tenants include: JCPenney, Belk, Cheddar's and a 6,000 sf outparcel opportunity.

Redevelopment
Ashland Town Center – Ashland, Kentucky

WAL★MART
Melody Mountain
Belk
GOODY'S
Ashland Town Center
Belk
23
Future Site of JCPenney
Future Site
Site Available
Carter Ave
Central Ave
Cheddar's
CINEMARK
TEXAS
Super China Buffet
Applebee's
Moe's
PENN STATION
BIG SANDY

Redevelopment Ashland Town Center - Ashland, Kentucky

Redevelopment
Ashland Town Center – Ashland, Kentucky

Opening Dates
Cheddars – 5/26/08
JC Penney – 8/1/08
Belk – 4/1/09
JCPenney
OUT PARCEL
6,000 SF
CENTRAL
AVENUE
CARTER AVENUE
7th STREET
GOODY'S
LEASE SPACE
20,300 SF
BELK
US 23
Cheddar's
Belk
FAZOLI'S
STEWART'S
HOT DOG
CINEMARK

Redevelopment Ashland Town Center - Ashland, Kentucky

Redevelopment
Ashland Town Center – Ashland, Kentucky

AMERICAN LIVING

LANE BRYANT
Belk

GREAT AMERICAN COOKIES
GREAT AMERICAN COOKIES

JCPenney

Redevelopment Ashland Town Center - Ashland, Kentucky

Redevelopment Northtown Mall - Blaine, Minnesota Quick Facts: Glimcher is working on the development of up to 8 outparcel buildings on the Northtown
Mall site. This project involves the relocation of a transit hub currently located on prime real estate to a site more appropriate to its use. We recently completed the conversion of a portion of the property into an LA Fitness health center. We recently converted a formerly vacant Mervyn's department store into a brand-new Herberger's. Applebee's was moved from inside the mall to a brand-new outparcel location.

Redevelopment
Northtown Mall – Blaine, Minnesota

HOME DEPOT
OUT PARCEL
15,000 SF
OUT PARCEL
5,760 SF
OUT PARCEL
6,912 SF
OUT PARCEL
6,912 SF
OUT PARCEL
10,000 SF
LA-FITNESS
EXISTING
METRO TRANSIT HUB
OUT PARCEL
8,000 SF
OUT PARCEL
8,000 SF
APPLEBEES
HERBERGER'S
OUT PARCEL
5,500 SF
MULTI TENANT
OUT PARCEL
COUNTY STATE AID HIGHWAY NO. 10
UNIVERSITY
UNIVERSITY AVENUE N.E.
PERMITTED BUILDING AREA
BURLINGTON COAT FACTORY
BESTBUY
STEVE & BARRY'S
JEFFERSON STREET
NEW METRO TRANSIT HUB LOCATION
SANBURNAL DRIVE

Opening Dates

Multi Tenant Building - 2007

Home Depot – 2/21/07

Applebees – 12/10/07

LA Fitness – 7/7/08

Herberger's – 9/10/08

Tenants

Verizon Wireless

FedEx Kinko's

Game Stop

Pot Belly's

Redevelopment Northtown Mall - Blaine, Minnesota Opening Dates Multi Tenant Building - 2007 Home Depot - 2/21/07 Applebees - 12/10/07 LA Fitness -
7/7/08 Herberger's - 9/10/08

Redevelopment
Northtown Mall – Blaine, Minnesota

Herberger's

NORTHTOWN

LA|FITNESS

Redevelopment Northtown Mall - Blaine, Minnesota

Redevelopment
The Mall at Johnson City – Johnson City, Tennessee

Before

Offices
Belk for Her
Carmike Cinemas
Belk for Men / Home
Double Tree Hotel
Greater Eastern
Credit Union
Dick's
Offices
Burger King
Suntrust Bank
JCPenney
Sears
Jersey Mike's
State Farm
Office Depot
Bank of
America
CVS
Mountcastle Drive
First Tennessee Bank
Sears
Auto
Red Lobster
McDonalds
Olive Garden
Smokey Bones
State of Franklin Bank
Roan Street
27,360 vehicles / day

After

Quick Facts:

Redevelopment The Mall at Johnson City - Johnson City, Tennessee Quick Facts: Glimcher recently completed the addition of a brand-new Dick's Sporting
Goods at the property replacing small shop GLA. We recently completed an expansion and remodel of the existing JCPenney store. Glimcher is currently working with the city on substantial offsite road improvements, including new signals, entrances and monument signage. We have land available for development in the rear of the property of up to 120,000 SF of leasable space. Glimcher completed the conversion of a vacant Goody's department store into a new expansion wing, complete with additional restrooms and approximately 40,000 SF of retail space.

Redevelopment
The Mall at Johnson City – Johnson City, Tennessee

CINEMA
P.B.A.
Office Bldg
PROPOSED MALL EXPANSION
GOODY'S CONVERSION
BELK FOR HER
BELK FOR MEN, KIDS, & HOME
DICKS
JC PENNEY
SEARS
MOCKINGBIRD LANE
SUNSET DRIVE
MOUNTCASTLE DRIVE
NORTH ROAN STREET

Redevelopment The Mall at Johnson City - Johnson City, Tennessee

Redevelopment
The Mall at Johnson City – Johnson City, Tennessee

THE MALL AT JOHNSON CITY
SUNTRUST

DICK'S
SPORTING GOODS
COMING SOON

The MALL at JOHNSON CITY

Redevelopment The Mall at Johnson City - Johnson City, Tennessee

Redevelopment

The Mall at Johnson City – Johnson City, Tennessee

VICTORIA'S SECRET

JCPenney

Redevelopment The Mall at Johnson City - Johnson City, Tennessee

Redevelopment
Polaris Fashion Place – Columbus, Ohio

Quick Facts:

Glimcher is putting the finishing touches on the redevelopment of a vacant Kaufmann's department store into an approximately 160,000 SF open-air expansion.

Announced and currently-open tenants include:

Cheesecake Factory, Barnes and Noble, Godfry's Clothiers, Benihana, The Pub, Buckeye Corner, Schakolad, New Balance, Destination Maternity, Cantina Laredo, and Forever 21.

Former
Kaufmann's

Before

Lifestyle
Center

After

Redevelopment Polaris Fashion Place - Columbus, Ohio

Redevelopment
Polaris Fashion Place – Columbus, Ohio

GREAT INDOORS
FOREVER 21
The Pub
GODFRY
Cantina LAREDO
BENIHANA
VON MAUR
destination maternity
Barnes & Noble
The Cheesecake Factory
LYRA DRIVE

2008 Openings		
Cheesecake Factory – 6/26/08	Godfry – 9/22/08	Buckeye Corner – 10/29/08
New Balance – 10/15/08	Barnes & Noble – 10/29/08	Sweet & Sassy – 11/11/08
Destination Maternity – 10/10/08	Schakolad – 10/29/08	The Pub – 12/5/08

2009 Openings
Benihana – 1/31/09
Forever 21 – 2/1/09
Cantina Laredo – 6/1/09

Redevelopment Polaris Fashion Place - Columbus, Ohio

Redevelopment
Polaris Fashion Place – Columbus, Ohio

Redevelopment Polaris Fashion Place - Columbus, Ohio

Redevelopment
Polaris Fashion Place – Columbus, Ohio

BARNES&NOBLE
BOOKSELLERS

destination maternity

The Cheesecake Factory

Redevelopment Polaris Fashion Place - Columbus, Ohio

Construction and Design Team Key Objectives & Performance o Ensure quality projects are designed and built on schedule and within budget o Coordinate the design and construction of projects with jurisdictions, community representatives, utilities and regulatory agencies to maximize their input and minimize disruption of services o Maintain/Develop process workflows and communication practices with internal customers (i.e., Executive, Accounting,
Leasing, Legal and Property Management) o Managing the Development and Construction Management process including: - Deal Coordination - Architecture /
Engineering Design - Entitlements - Construction Management - Predevelopment - Tenant Coordination

New Development Activity

Investor Update
November 12, 2008
GLIMCHER

New Development Activity

New Development Scottsdale Quarter - Scottsdale, Arizona Quick Facts: Scottsdale Quarter Phase 1 contains 260,000 sf of retail and office space with a projected opening of spring 2009. 86% of the Phase 1 retail square footage is addressed with restaurants, leisure establishments and specialty and fashion retailers including: Williams-Sonoma Home, West Elm, Oakview Grocery, Hennes & Mauritz, Brio Tuscan Grille, Cameron's Steakhouse. Scottsdale
Quarter Phase II and Phase III contain 350,000 sf of retail, restaurant and office space with a projected opening of March 2010. 86% of Phase I retail and approaching 60% of all phases combined of the retail square footage is addressed. The restaurants, leisure establishments and retailer commitments at this point include: Bing Crosby's, Mitchell's Fish Market, Momenti Cafe, Santorini Mediterranean Cuisine, Sting Ray Sushi, Tutta La Casa, Gold
Class Cinemas, Optica and Socrati.

New Development

Scottsdale Quarter – Scottsdale, Arizona

New Development Scottsdale Quarter - Scottsdale, Arizona

New Development
Scottsdale Quarter – Scottsdale, Arizona

GREENWAY-HAYDEN LOOP
PHASE I
SCOTTSDALE ROAD
NORTH STREET
SOUTH STREET
72ND PLACE
73RD PLACE
A
B
C
D
E
F
G1
H
J
K
L
M
PHASE I -
PHASE II
PHASE III

New Development Scottsdale Quarter - Scottsdale, Arizona

New Development
Scottsdale Quarter – Scottsdale, Arizona

New Development Scottsdale Quarter - Scottsdale, Arizona

New Development
Scottsdale Quarter – Scottsdale, Arizona

New Development Scottsdale Quarter - Scottsdale, Arizona

New Development
Scottsdale Quarter – Scottsdale, Arizona

New Development Scottsdale Quarter - Scottsdale, Arizona

Strategic Investments - Closing Remarks Focus on strategic investments Strengthen properties through redevelopment New developments for growth